                                                                   Exhibit 99.2

                       NOTICE OF GUARANTEED DELIVERY FOR
                       CROWN CASTLE INTERNATIONAL CORP.

  This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Crown Castle International Corp. (the "Company") made pursuant to the Prospectus, dated July 10, 2001 (the "Prospectus"), and the enclosed Letter of Transmittal (the "Letter of Transmittal") if certificates for Old Notes of the Company are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to 5:00 P.M., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to The Bank of New York (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.


            Delivery To: The Bank of New York, Exchange Agent



    By Mail:      By Overnight Courier or Hand:           By Facsimile:
  The Bank of
    New York          The Bank of New York            Fax No. (212) 815-6339
  101 Barclay
    Street, 7
      East             101 Barclay Street        (For Eligible Institutions Only)
 New York, New
   York 10286    Corporate Trust Services Window      Confirm by telephone:
 Attention: Kin
       Lau                Ground Level             Telephone No. (212) 815-3750
 Reorganization
     Section        New York, New York 10286
 (registered or
    certified
      mail             Attention: Kin Lau
  recommended)       Reorganization Section


  Delivery of this instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery.

Ladies and Gentlemen:

  Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount at maturity of Old Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.

Principal Amount of Old Notes
Tendered:*

$ ____________________________________


Certificate Nos. (if available):         If Old Notes will be delivered by
                                         book-entry transfer to The Depository
                                         Trust Company, provide account
                                         number.

--------------------------------------

Total Principal Amount Represented by
Old Notes Certificate(s):

                                         Account Number _______________________


* Must be in denominations of principal amount at maturity of $1,000 and any integral multiple thereof.
$ ____________________________________

  All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                PLEASE SIGN HERE


 X ___________________________________    ___________________________________


 X  __________________________________    ___________________________________
    Signature(s) of Owner(s)                        Date
    or authorized Signatory

  Area Code and Telephone Number:____________________________________________

   Must be signed by the holder(s) of Old Notes as the name(s) of such holder(s) appear(s) on the certificate(s) for the Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If any signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      Please print name(s) and address(es)

 Name(s):    _________________________________________________________________

             _________________________________________________________________

             _________________________________________________________________

 Capacity:   _________________________________________________________________

 Address(es):_________________________________________________________________

             _________________________________________________________________

             _________________________________________________________________

                                   GUARANTEE

   The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank trust company having an office or correspondent in the United States, or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, hereby guarantees that the certificates representing the principal amount at maturity of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Bank of New York pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, within five business days after the Expiration Date.



 _____________________________________    ____________________________________
             Name of Firm                         Authorized Signature

 _____________________________________    ____________________________________
                Address                                  Title

 _____________________________________    Name:_______________________________
               Zip Code                          (Please Type or Print)

 Area Code and Tel. No.:______________    Dated:______________________________


NOTE: DO NO SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR OLD NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.